AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made as of November 13, 2015 (the “Effective Date”) by and between Safety Quick Lighting & Fans Corp., a Florida corporation (the “Company”), and the undersigned (the “Holder” and together with the Company, the “Parties”, and each, a “Party”).

WHEREAS, in connection with the Company’s offering to purchase up to $4,000,000 of its Company’s common stock (the “Offering”), the Parties entered into that certain Registration Rights Agreement, dated June 12, 2015 (the “Registration Rights Agreement”) and that certain Securities Subscription Agreement, dated June 12, 2015 (the “Subscription Agreement”), whereby the Holder subscribed for and received shares of the Company’s common stock pursuant to the first closing of the Offering, which occurred on June 12, 2015 (the “Closing Date”);

WHEREAS, the Registration Rights Agreement provides that the Company will use its Reasonable Best Efforts to file a registration statement with the Commission within 150 days of the date of the Closing Date (the “Registration Obligation”), and provides for specified damages if the Registration Obligation is not timely met;

WHEREAS, pursuant to the terms of the Subscription Agreement, the Company’s Board of Directors twice extended the term of the Offering, with an ultimate end date of November 6, 2015, and conducted a second closing on August 14, 2015 and a third and final closing on November 6, 2015;

WHEREAS, all investors in the Offering entered into a registration rights agreement substantially in the same form as the Registration Rights Agreement with the Holder, each tied to the particular date of closing for each such investor’s subscription;

WHEREAS, due to the extension of the Offering and the recent third and final closing, the Parties have determined that additional time to file a registration statement in connection with the Registration Obligation is necessary in order to minimize expenses and further the Company’s operational and financial stability;

WHEREAS, the Parties desire to amend the Registration Rights Agreement to extend the Mandatory Filing Date to align with the second closing date of the Offering, on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 6(f) of the Registration Rights Agreement, the amendment contemplated by the Parties must be contained in an instrument in writing signed by the Parties.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Registration Rights Agreement.

2. Amendments to the Registration Rights Agreement.

(i) Subsection (a) of Section 2 of the Registration Rights Agreement is hereby amended by deleting subsection (a) of Section 2 in its entirety and by substituting therefore the following: “(a) Mandatory Registration. The Company shall, on or before January 11, 2016 (the “Mandatory Filing Date”), use its Reasonable Best Efforts to file with the Commission a Registration Statement (the “Mandatory Registration Statement”), covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Mandatory Registration Statement required hereunder shall be on Form S-1 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-1 or Form S-3, in which case the Mandatory Registration Statement shall be on another appropriate form in accordance herewith).”

3. Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as on the Effective Date. Except as expressly provided in this Amendment, all of the terms and provisions of the Registration Rights Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. On and after the Effective Date, each reference in the Registration Rights Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Registration Rights Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Registration Rights Agreement, will mean and be a reference to the Registration Rights Agreement as amended by this Amendment.

4. Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(i) It has the full right, power and authority to enter into this Amendment and to perform its obligations hereunder and under the Registration Rights Agreement as amended by this Amendment.

(ii) The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.

(iii) This Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

5. Miscellaneous.

(i) This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(ii) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(iii) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns.

(iv) This Amendment is governed by, and construed in accordance with, the laws of the State of Florida, without regard to the conflict of laws provisions of such State.

(v) This Amendment may be executed in any number of counterparts and by electronic transmission or facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

THE COMPANY:

SAFETY QUICK LIGHTING & FANS CORP.

By:
Name:
Title:

THE HOLDER:

By:
Name:
Title: